UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 9, 2006

Wright Express Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-526993
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

97 Darling Avenue, South Portland, Maine		04106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(207) 773-8171

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 9, 2006, Wright Express Corporation (the "Company") purchased put option contracts and sold call option contracts, designed to be a costless collar, on the price of gasoline and diesel fuel with J. Aron & Company (collectively, the "Contracts"). The Contracts have an aggregate notional amount of approximately 14 million gallons of gasoline and diesel fuel and will expire on a monthly basis during the last two quarters of 2007 and the first quarter of 2008. The settlement of the Contracts is based upon the U.S. Department of Energy's weekly retail on-highway national US average diesel price and the New York Mercantile Exchange nearby unleaded gasoline contracts for the month. The Contracts lock in a weighted average floor price of approximately $2.38 per gallon and a weighted average ceiling price of approximately $2.44 per gallon.

We have previously filed the forms of Contracts as Exhibits 10.18 and 10.19 to our quarterly report on Form 10-Q filed with the SEC on October 27, 2005, File No. 001-32426. Those forms of Contracts are incorporated into this Item 1.01.

On January 12, 2006, the Company issued a press release announcing this transaction.

Item 8.01 Other Events.

On January 12, 2006, Wright Express Corporation issued a press release entitled "Wright Express Extends Its Existing Fuel-Price Risk Management Program through 1Q 2008." A copy of the press release is attached hereto as exhibit 99.1 and is incorporated by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

Exhibit
  No.      Description

10.1     Form of confirmation evidencing purchases and sales
            of Nymex Unleaded Regular Gasoline put options and call options by Wright
            Express Corporation from J. Aron & Company (incorporated by reference to
            Exhibit No. 10.18 to our quarterly report on Form 10-Q filed with the SEC on October 27, 2005, File No. 001-32426).

10.2     Form of confirmation evidencing purchases and sales of Diesel put options and call options by Wright Express Corporation from J. Aron & Company (incorporated by reference to Exhibit No. 10.19 to our quarterly report on Form 10-Q filed with the SEC on October 27, 2005, File No. 001-32426).

99.1*   Press release of Wright Express Corporation dated January 12, 2006.

*     Exhibit filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wright Express Corporation

January 12, 2006	By:	/s/ Gregory Strzegowski

Name: Gregory Strzegowski
Title: Vice President and Controller

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Wright Express Corporation dated January 12, 2006